UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

SHORT-TERM BOND FUND

FORM N-Q

MARCH 31, 2012

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 40.3%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 0.5%
Daimler Finance NA LLC, Senior Notes	1.083%	3/28/14	$1,400,000	$1,392,369	(a)(b)
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	900,000	923,333	(a)

Total Automobiles				2,315,702

Media - 0.5%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	550,000	622,970
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,134,123
Walt Disney Co., Senior Notes	4.700%	12/1/12	900,000	925,512

Total Media				2,682,605

TOTAL CONSUMER DISCRETIONARY				4,998,307

CONSUMER STAPLES - 2.9%
Beverages - 1.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,257,781
Coca-Cola Co., Senior Notes	0.424%	3/14/14	1,750,000	1,752,394	(b)
Diageo Capital PLC	5.200%	1/30/13	880,000	913,879
PepsiCo Inc., Senior Notes	2.500%	5/10/16	4,000,000	4,186,604

Total Beverages				8,110,658

Food Products - 0.5%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	2,240,000	2,283,633

Tobacco - 0.8%
Altria Group Inc., Senior Notes	8.500%	11/10/13	380,000	424,775
Altria Group Inc., Senior Notes	9.250%	8/6/19	180,000	242,395
Philip Morris International Inc.	4.875%	5/16/13	1,100,000	1,153,987
Philip Morris International Inc., Senior Notes	1.625%	3/20/17	1,120,000	1,116,176
Reynolds American Inc., Senior Notes	7.250%	6/1/13	900,000	959,147

Total Tobacco				3,896,480

TOTAL CONSUMER STAPLES				14,290,771

ENERGY - 2.8%
Oil, Gas & Consumable Fuels - 2.8%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	890,000	992,882
Apache Corp., Notes	6.250%	4/15/12	1,820,000	1,823,107
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	680,000	726,938
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	160,000	169,255
ConocoPhillips	4.750%	10/15/12	1,000,000	1,022,743
Duke Capital LLC, Senior Notes	6.250%	2/15/13	640,000	668,531
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,250,000	1,385,943
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	890,000	1,021,759
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,300,000	2,432,487
Petroleos Mexicanos, Senior Notes	4.875%	3/15/15	1,480,000	1,609,500
Phillips 66, Senior Notes	1.950%	3/5/15	860,000	866,562	(a)
Shell International Finance BV, Senior Notes	1.875%	3/25/13	960,000	974,636
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	350,000	349,538

TOTAL ENERGY				14,043,881

FINANCIALS - 26.9%
Capital Markets - 3.7%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	1,740,000	2,028,325
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,580,000	1,612,395	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	1,200,000	1,204,353	(a)
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	900,000	1,022,916
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	1,390,000	1,455,536
Goldman Sachs Group Inc., Senior Notes	5.125%	1/15/15	440,000	468,610

Kaupthing Bank HF, Senior Notes	1.000%	1/15/10	190,000	51,300	(a)(c)(d)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,120,000	572,400	(a)(c)(d)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	890,000	240,300	(a)(d)(e)
Lehman Brothers Holdings Capital Trust VII	5.857%	5/31/12	2,620,000	0	(b)(e)(f)(g)(h)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	$810,000	$0	(e)(f)(h)
Macquarie Bank Ltd., Senior Notes	4.100%	12/17/13	1,000,000	1,057,323	(a)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	4,350,000	4,532,217
Morgan Stanley, Senior Notes	3.006%	5/14/13	2,290,000	2,308,050	(b)
UBS AG, Senior Notes	2.250%	1/28/14	250,000	251,137
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,720,000	1,790,580

Total Capital Markets				18,595,442

Commercial Banks - 12.2%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,400,000	1,390,277
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,370,000	1,385,840	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,190,000	1,255,111	(a)
Bank of Montreal, Senior Secured Bonds	1.300%	10/31/14	2,850,000	2,877,035	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	320,000	324,039	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,130,000	1,198,337	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	175,636	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,200,000	1,196,980
BNP Paribas, Senior Notes	1.482%	1/10/14	690,000	676,076	(b)
BNP Paribas, Senior Secured Bonds	2.200%	11/2/15	2,420,000	2,437,066	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	990,000	973,942	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,380,000	3,545,765	(a)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	2,070,000	2,085,357
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	1,000,000	1,014,885	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	2,370,000	2,425,612
Credit Agricole Home Loan SFH, Secured Bonds	1.311%	7/21/14	600,000	588,399	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,230,000	1,226,826	(a)
Danske Bank A/S, Senior Notes	1.617%	4/14/14	1,300,000	1,279,135	(a)(b)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,380,000	4,334,137	(a)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,180,000	2,258,609	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	2,600,000	2,641,119	(a)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	350,000	0	(a)(d)(e)(f)(h)
HSBC Bank PLC, Bonds	1.625%	7/7/14	2,160,000	2,167,521	(a)
ING Bank NV, Secured Bonds	2.500%	1/14/16	2,730,000	2,774,865	(a)
Landsbanki Islands HF	7.431%	10/19/17	590,000	0	(a)(d)(e)(f)(g)(h)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	1,720,000	81,700	(a)(c)(d)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	1,600,000	1,610,574
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	1,600,000	1,601,694	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,590,000	1,635,051	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	660,000	688,315	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	2,580,000	2,635,411	(a)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	1,310,000	1,362,620
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	293,079	(a)
Societe Generale, Senior Notes	1.631%	4/11/14	1,500,000	1,430,032	(a)(b)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/26/16	1,860,000	1,903,461	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	969,092	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/7/12	2,690,000	2,552,137	(b)(g)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,660,000	1,774,467
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	2,420,000	2,446,233

Total Commercial Banks				61,216,435

Consumer Finance - 3.0%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	539,000	574,035
Ally Financial Inc., Senior Notes	5.500%	2/15/17	2,690,000	2,696,042
American Express Credit Corp., Senior Notes	2.375%	3/24/17	2,000,000	2,005,414
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	520,000	549,419	(a)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	810,000	818,639
Caterpillar Financial Services Corp., Senior Notes	1.050%	3/26/15	1,500,000	1,506,111
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	970,000	994,444

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Finance - continued
SLM Corp.	0.860%	1/27/14	$3,200,000	$3,057,805	(b)
Toyota Motor Credit Corp., Senior Notes	1.000%	2/17/15	790,000	790,422
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	1,950,000	1,992,042

Total Consumer Finance				14,984,373

Diversified Financial Services - 5.4%
Bank of America Corp., Senior Notes	0.674%	6/22/12	5,000,000	5,006,410	(b)
Bank of America Corp., Senior Notes	6.500%	8/1/16	900,000	990,474
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,230,000	1,303,709
Citigroup Inc., Senior Notes	6.375%	8/12/14	3,790,000	4,114,428
Citigroup Inc., Senior Notes	5.500%	10/15/14	340,000	365,006
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,150,000	1,138,160	(a)
International Lease Finance Corp., Medium-Term Notes	0.927%	7/13/12	580,000	577,082	(b)
Kreditanstalt fuer Wiederaufbau, Senior Bonds	3.500%	3/10/14	2,100,000	2,217,655
NCUA Guaranteed Notes, Senior Notes	0.262%	6/12/13	1,570,000	1,569,027	(b)
Private Export Funding Corp.	3.550%	4/15/13	4,150,000	4,289,261
Private Export Funding Corp., Notes	4.950%	11/15/15	1,820,000	2,085,347
SSIF Nevada LP, Senior Notes	1.267%	4/14/14	2,640,000	2,621,438	(a)(b)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	740,000	741,846	(a)

Total Diversified Financial Services				27,019,843

Insurance - 2.5%
American International Group Inc., Senior Notes	3.750%	11/30/13	300,000	303,584	(a)
American International Group Inc., Senior Notes	3.650%	1/15/14	1,860,000	1,895,360
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	2,570,000	2,607,684
MetLife Inc., Senior Notes	2.375%	2/6/14	2,540,000	2,604,260
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,060,000	1,069,944	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,250,000	1,268,100
Suncorp-Metway Ltd., Senior Notes	2.067%	7/16/12	2,850,000	2,862,939	(a)(b)

Total Insurance				12,611,871

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	750,000	760,692

TOTAL FINANCIALS				135,188,656

HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 0.5%
Baxter International Inc., Senior Notes	1.800%	3/15/13	1,070,000	1,084,934
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,340,000	1,420,411

Total Health Care Equipment & Supplies				2,505,345

Health Care Providers & Services - 0.1%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	510,000	528,515

Pharmaceuticals - 0.9%
Johnson & Johnson, Senior Notes	1.200%	5/15/14	2,750,000	2,799,008
Teva Pharmaceutical Finance III BV, Senior Notes	0.974%	3/21/14	1,810,000	1,815,728	(b)

Total Pharmaceuticals				4,614,736

TOTAL HEALTH CARE				7,648,596

INDUSTRIALS - 0.7%
Airlines - 0.5%
Continental Airlines Inc., Pass-Through Certificates	6.900%	7/2/18	934,716	993,136
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	633,856	682,156
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	665,093	711,650

Total Airlines				2,386,942

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	760,000	911,166

TOTAL INDUSTRIALS				3,298,108

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.3%
International Business Machines Corp., Senior Notes	0.550%	2/6/15	$1,630,000	$1,622,636

MATERIALS - 1.6%
Chemicals - 0.2%
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,180,000	1,261,997

Metals & Mining - 1.4%
BHP Billiton Finance USA Ltd., Senior Notes	1.125%	11/21/14	2,410,000	2,428,268
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	750,000	743,861
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	300,000	300,471
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,160,000	1,203,449
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,070,000	1,101,367
Vale Overseas Ltd., Notes	6.250%	1/23/17	900,000	1,041,683

Total Metals & Mining				6,819,099

TOTAL MATERIALS				8,081,096

TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.2%
AT&T Inc., Senior Notes	4.850%	2/15/14	2,860,000	3,076,445
Telefonica Emisiones SAU	0.861%	2/4/13	2,490,000	2,441,657	(b)
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	440,000	597,882

Total Diversified Telecommunication Services				6,115,984

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,320,000	1,342,869

TOTAL TELECOMMUNICATION SERVICES				7,458,853

UTILITIES - 1.1%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	3,210,000	3,519,746
Pacific Gas & Electric Co.	4.800%	3/1/14	1,100,000	1,183,091

Total Electric Utilities				4,702,837

Multi-Utilities - 0.2%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	13,439
DTE Energy Co., Senior Notes	1.180%	6/3/13	760,000	763,114	(b)
PG&E Corp., Senior Notes	5.750%	4/1/14	160,000	174,441

Total Multi-Utilities				950,994

TOTAL UTILITIES				5,653,831

TOTAL CORPORATE BONDS & NOTES (Cost - $205,893,094)				202,284,735

ASSET-BACKED SECURITIES - 8.9%
Access Group Inc., 2005-B A2	0.790%	7/25/22	1,657,596	1,607,277	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	1,570,000	1,594,019	(a)
ARI Fleet Lease Trust, 2010-A A	1.692%	8/15/18	202,199	202,277	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.367%	5/25/32	221,263	187,823	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.067%	8/25/33	376,537	300,410	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	2,500,000	2,509,272	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.762%	6/25/34	647,199	630,264	(b)
Brazos Higher Education Authority Inc., 2011-1 A3	1.541%	11/25/33	2,400,000	2,263,328	(b)
CenterPoint Energy Transition Bond Co. LLC, 2012-1 A1	0.901%	4/15/18	2,100,000	2,102,243
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	3,290,000	3,332,247
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	117,170	101,176	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.442%	2/25/37	$254,804	$159,927	(a)(b)
Countrywide Home Equity Loan Trust, 2004-O	0.522%	2/15/34	244,441	138,938	(b)
Education Funding Capital Trust, 2003-3 A6	1.742%	12/15/42	200,000	184,000	(b)(h)
Ford Credit Auto Owner Trust, 2011-A A2	0.620%	7/15/13	420,177	420,273
Ford Credit Auto Owner Trust, 2011-B A2	0.680%	1/15/14	2,542,463	2,547,376
GSAMP Trust, 2006-SEA1 A	0.542%	5/25/36	379,160	312,416	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,920,000	1,967,143	(a)
John Deere Owner Trust, 2011-A A2	0.640%	6/16/14	2,034,560	2,035,598
NCUA Guaranteed Notes, 2010-A1 A	0.593%	12/7/20	3,840,133	3,854,265	(b)
Nissan Auto Receivables Owner Trust, 2011-A A2	0.650%	12/16/13	1,059,081	1,061,320
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	1,200,000	1,209,771
Nissan Master Owner Trust Receivables, 2010-AA A	1.392%	1/15/15	2,110,000	2,128,292	(a)(b)
Penarth Master Issuer, 2011-1A A1	0.892%	5/18/15	730,000	730,760	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.367%	8/25/33	216,228	124,923	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	19,142	19,856
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	395,174	401,579	(b)
Saxon Asset Securities Trust, 2003-3 M1	1.217%	12/25/33	75,966	54,377	(b)
SLM Student Loan Trust, 2003-04 A5A	1.224%	3/15/33	102,124	97,640	(a)(b)
SLM Student Loan Trust, 2003-11 A4	0.664%	6/15/20	464,903	463,678	(b)
SLM Student Loan Trust, 2003-11 A6	0.764%	12/15/25	1,200,000	1,140,857	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.940%	4/25/25	2,330,000	2,108,134	(b)
SLM Student Loan Trust, 2005-10 A4	0.670%	10/25/19	856,979	853,666	(b)
SLM Student Loan Trust, 2006-4 A4	0.640%	4/25/23	259,111	258,550	(b)
SLM Student Loan Trust, 2006-5 A5	0.670%	1/25/27	1,600,000	1,510,044	(b)
SLM Student Loan Trust, 2006-8 A3	0.580%	1/25/18	538,206	537,994	(b)
SLM Student Loan Trust, 2007-2 A2	0.560%	7/25/17	481,694	478,266	(b)
SLM Student Loan Trust, 2008-1 A2	0.910%	10/25/16	1,311,118	1,307,057	(b)
SLM Student Loan Trust, 2012-A A1	1.642%	8/15/25	2,074,538	2,080,452	(a)(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.142%	11/25/34	419,694	322,066	(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	302,563	293,589	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.382%	5/25/47	800,000	553,659	(b)
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	641,818	680,676	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $44,992,013)				44,867,478

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.2%
American Home Mortgage Investment Trust, 2005-4 1A1	0.532%	11/25/45	953,929	634,727	(b)
Banc of America Funding Corp., 2004-B 3A2	2.835%	12/20/34	197,375	124,012	(b)
Banc of America Funding Corp., 2005-E 4A1	2.660%	3/20/35	345,482	318,755	(b)
Banc of America Funding Corp., 2006-D 1A1	0.412%	5/20/36	883,110	711,348	(b)
Banc of America Funding Corp., 2006-E 2A1	2.827%	6/20/36	1,562,273	1,040,774	(b)
Banc of America Mortgage Securities, 2002-J B1	3.527%	9/25/32	163,074	81,979	(b)
Banc of America Mortgage Securities, 2003-C B1	2.985%	4/25/33	600,416	198,941	(b)
Banc of America Mortgage Securities, 2004-E 1A1	2.748%	6/25/34	289,261	288,880	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.592%	8/25/35	929,238	614,276	(a)(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.728%	9/25/34	435,637	368,742	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.402%	1/25/47	969,058	392,404	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.699%	1/25/35	138,621	123,803	(b)
Bear Stearns ARM Trust, 2006-4 1A1	2.720%	10/25/36	343,789	218,979	(b)

Bear Stearns Commercial Mortgage Securities Inc., 2004-PWR4 A2	5.286%	6/11/41	1,562,677	1,622,262	(b)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.492%	6/25/38	1,463,827	776,763	(a)(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.754%	2/25/37	333,286	324,843	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.542%	8/25/35	$13,535	$9,711	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.532%	10/25/35	41,836	29,670	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.442%	1/25/36	24,109	15,767	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.472%	7/25/36	123,632	78,582	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.642%	5/25/35	162,570	154,072	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	3.017%	3/25/37	1,222,216	822,567	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	2.850%	12/25/34	96,377	78,373	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.986%	12/25/34	84,807	70,932	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.552%	11/25/35	571,239	356,163	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.622%	11/20/35	1,928,740	453,889	(b)
Countrywide Home Loan, 2003-HYB1 1A1	2.965%	5/19/33	153,400	147,094	(b)
Countrywide Home Loans, 2003-2 A2	4.000%	3/25/33	161,120	160,910
Countrywide Home Loans, 2003-HYB3 6A1	2.866%	11/19/33	55,605	49,827	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.582%	6/25/35	178,994	110,563	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.642%	9/25/35	82,498	68,723	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.662%	7/25/36	122,044	104,547	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.552%	11/25/34	741,972	433,211	(b)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.572%	6/25/34	692,822	670,449	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.492%	3/19/45	357,076	238,296	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.550%	2/25/48	549,874	550,465	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.944%	12/29/45	2,037,242	2,016,870	(a)(b)(h)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	337,010
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	244,607	277,112	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.625%	2/25/35	1,026,059	951,726	(b)
Government National Mortgage Association (GNMA), 1996-12 S, IO	8.250%	6/16/26	729,994	159,326	(b)
Government National Mortgage Association (GNMA), 1996-17 S, IO	8.300%	8/16/26	532,127	113,189	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.794%	3/20/60	2,063,394	2,054,728	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.244%	5/20/60	1,716,569	1,734,164	(b)(h)
Government National Mortgage Association (GNMA), 2010-H20 AF	0.595%	10/20/60	4,322,997	4,258,152	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.615%	8/20/58	5,138,163	5,102,990	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.715%	11/20/60	3,617,456	3,603,642	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.765%	2/20/61	1,027,848	1,009,542	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.666%	6/25/34	1,622,695	1,479,890	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.592%	9/25/35	1,570,837	1,237,927	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	2.885%	5/25/35	314,328	229,869	(b)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.642%	11/19/34	224,030	136,815	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.612%	12/25/34	569,693	470,831	(b)
IMPAC CMB Trust, 2004-5 1A1	0.962%	10/25/34	430,640	376,835	(b)
IMPAC CMB Trust, 2007-A A	0.492%	5/25/37	154,113	130,618	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.602%	1/25/35	$375,085	$222,627	(b)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.452%	5/25/46	370,803	239,941	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7	6.300%	9/25/36	1,000,000	340,270	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.762%	2/25/34	195,191	196,629	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.650%	11/25/33	308,520	310,740	(b)
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	156,525	156,658
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	248,433	248,320
MASTR ARM Trust, 2003-6 1A2	2.700%	12/25/33	187,261	181,763	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	57,192	58,723	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.573%	3/25/33	726,161	562,288	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	2.743%	9/25/33	84,135	82,128	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	992,383	1,007,022
Mortgage IT Trust, 2005-2 1A1	0.502%	5/25/35	187,776	157,674	(b)
Mortgage IT Trust, 2005-3 A1	0.542%	8/25/35	357,403	290,026	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.693%	1/8/20	1,268,407	1,270,589	(b)
New York Mortgage Trust Inc., 2005-2 A	0.572%	8/25/35	782,056	691,670	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.447%	12/25/34	1,362,923	1,326,929	(b)
Prime Mortgage Trust, 2005-2 2A1	7.105%	10/25/32	457,646	457,027	(b)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	16,804	17,981
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	12,154	12,382
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	29,627	28,262
Sequoia Mortgage Trust, 2003-2 A2	1.278%	6/20/33	202,030	173,370	(b)
Structured ARM Loan Trust, 2004-04 3A1	2.628%	4/25/34	376,159	325,646	(b)
Structured ARM Loan Trust, 2004-07 A1	0.647%	6/25/34	343,787	255,395	(b)
Structured ARM Loan Trust, 2004-09XS A	0.612%	7/25/34	301,902	261,432	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.811%	3/25/35	632,633	445,383	(b)
Structured ARM Loan Trust, 2005-15 1A1	2.621%	7/25/35	635,539	424,511	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.472%	2/25/36	491,627	283,919	(b)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	1,136,421	1,077,071
Structured Asset Securities Corp., 2002-08A 7A1	1.920%	5/25/32	143,217	134,225	(b)
Structured Asset Securities Corp., 2002-11A B2II	2.889%	6/25/32	137,191	47,452	(b)
Structured Asset Securities Corp., 2002-16A B2II	2.725%	8/25/32	283,520	63,922	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.818%	3/25/34	1,107,573	1,067,408	(b)
Structured Asset Securities Corp., 2004-5 1A	2.682%	5/25/34	94,598	77,010	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.642%	9/25/33	693,527	598,002	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	1,776,986	1,784,667
Structured Asset Securities Corp., 2005-RF3 2A	3.655%	6/25/35	1,034,413	913,161	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.486%	8/25/33	237,993	238,114	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	329,304	235,337	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.452%	1/25/35	620,943	605,160	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.992%	7/25/47	3,681,406	2,357,006	(b)
Washington Mutual Inc., 2005-AR4 A5	2.560%	4/25/35	200,000	151,745	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.532%	7/25/45	479,971	385,159	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.562%	8/25/45	463,151	382,496	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR09 1A	1.159%	8/25/46	90,479	59,725	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Washington Mutual Inc. Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.578%	6/25/33	$391,726	$395,980	(b)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.448%	10/25/33	1,091,990	1,104,052	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.562%	7/25/45	512,717	407,828	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR01 A1B	0.562%	2/25/36	728,256	79,002	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.152%	6/25/46	568,138	272,382	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	2.639%	12/25/34	691,003	690,591	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2	2.714%	7/25/34	320,130	147,722	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $70,459,969)				61,431,057

MORTGAGE-BACKED SECURITIES - 4.5%
FHLMC - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	21,766	22,225
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	238	242
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	158,178	192,134
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	594,398	693,646

Total FHLMC				908,247

FNMA - 3.1%
Federal National Mortgage Association (FNMA)	6.500%	7/1/13-4/1/31	50,408	53,542
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	1,976	2,018
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	14,943	15,062
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	22,391	25,799
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-1/1/33	1,904,665	2,209,602
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	94	105
Federal National Mortgage Association (FNMA)	2.435%	5/1/32	29,433	29,648	(b)
Federal National Mortgage Association (FNMA)	2.373%	8/1/32	38,774	40,462	(b)
Federal National Mortgage Association (FNMA)	2.340%	12/1/32	201,936	212,597	(b)
Federal National Mortgage Association (FNMA)	2.039%	1/1/33	400,418	419,637	(b)
Federal National Mortgage Association (FNMA)	2.050%	5/1/34	1,038,621	1,088,197	(b)
Federal National Mortgage Association (FNMA)	2.101%	5/1/35	815,447	851,601	(b)
Federal National Mortgage Association (FNMA)	3.521%	12/1/39	9,827,854	10,354,975	(b)
Federal National Mortgage Association (FNMA)	5.000%	5/14/42	400,000	431,438	(i)

Total FNMA				15,734,683

GNMA - 1.2%
Government National Mortgage Association (GNMA)	6.000%	5/15/14-11/15/28	44,814	50,024
Government National Mortgage Association (GNMA)	9.000%	9/15/22	404	407
Government National Mortgage Association (GNMA)	6.500%	8/15/34	1,869,160	2,175,941
Government National Mortgage Association (GNMA)	1.560%	1/20/60	1,842,132	1,862,451	(b)(h)
Government National Mortgage Association (GNMA)	2.347%	8/20/60	1,541,426	1,633,912	(b)

Total GNMA				5,722,735

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $21,668,593)				22,365,665

SOVEREIGN BONDS - 1.6%
Japan - 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,799,815

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Norway - 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	$2,400,000	$2,501,294	(a)

Russia - 0.4%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	1,800,000	1,876,500

TOTAL SOVEREIGN BONDS (Cost - $7,823,794)				8,177,609

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 22.6%
U.S. Government Agencies - 9.4%
Federal Farm Credit Bank (FFCB), Bonds	0.270%	4/25/12	5,000,000	5,000,465
Federal Farm Credit Bank (FFCB), Bonds	0.191%	11/29/12	6,000,000	6,003,618	(b)
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	2,600,000	2,672,067
Federal Home Loan Bank (FHLB), Bonds	0.192%	10/26/12	6,000,000	6,002,316	(b)
Federal Home Loan Bank (FHLB), Bonds	1.625%	6/14/13	5,500,000	5,590,117
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.200%	7/25/14	1,960,000	1,964,624
Federal National Mortgage Association (FNMA), Bonds	2.036%	4/1/33	653,967	691,158	(b)
Federal National Mortgage Association (FNMA), Notes	1.000%	4/4/12	4,500,000	4,500,220
Federal National Mortgage Association (FNMA), Notes	0.375%	12/28/12	4,250,000	4,258,168
Federal National Mortgage Association (FNMA), Notes	4.750%	2/21/13	4,400,000	4,575,428
Federal National Mortgage Association (FNMA), Notes	1.050%	9/9/13	3,100,000	3,125,966
Federal National Mortgage Association (FNMA), Notes	0.600%	10/25/13	2,600,000	2,601,950
Federal National Mortgage Association (FNMA), Notes	2.250%	3/15/16	460,000	481,785

Total U.S. Government Agencies				47,467,882

U.S. Government Obligations - 13.2%
U.S. Treasury Notes	0.250%	2/28/14	250,000	249,668
U.S. Treasury Notes	0.500%	10/15/14	19,760,000	19,783,159
U.S. Treasury Notes	0.250%	1/15/15	6,740,000	6,696,824
U.S. Treasury Notes	1.000%	8/31/16	9,250,000	9,291,190
U.S. Treasury Notes	1.000%	9/30/16	5,810,000	5,830,428
U.S. Treasury Notes	1.000%	3/31/17	18,480,000	18,443,909
U.S. Treasury Notes	1.750%	10/31/18	4,750,000	4,826,076
U.S. Treasury Notes	1.375%	2/28/19	1,170,000	1,153,547

Total U.S. Government Obligations				66,274,801

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $114,020,191)				113,742,683

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.6%
U.S. Government Obligations - 0.6%
U.S. Treasury Notes, Inflation Indexed (Cost - $2,934,112)	2.000%	4/15/12	2,904,226	2,911,713

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $99.50 (Cost - $14,836)		6/18/12	65	5,687

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $467,806,602)				455,786,627

			FACE AMOUNT
SHORT-TERM INVESTMENTS - 4.4%
U.S. Government Agencies - 3.1%
Federal Home Loan Bank (FHLB), Discount Notes	0.010%	6/1/12	$4,375,000	4,374,453	(j)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal Home Loan Bank (FHLB), Discount Notes	0.231%	8/3/12	$2,500,000	$2,499,572	(j)
Federal Home Loan Bank (FHLB), Discount Notes	0.130%	8/8/12	2,500,000	2,499,555	(j)
Federal Home Loan Bank (FHLB), Discount Notes	0.150%	10/26/12	2,200,000	2,198,735	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	7/6/12	2,900,000	2,899,693	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	7/30/12	1,000,000	999,868	(j)

Total U.S. Government Agencies (Cost - $15,468,121)				15,471,876

Certificates of Deposit (Yankee) - 1.3%
Bank of Tokyo-Mitsubishi UFJ Ltd.	0.240%	4/17/12	3,750,000	3,749,644	(j)
Nordea Bank Finland PLC	0.653%	11/13/12	2,700,000	2,697,754	(j)

Total Certificates of Deposit (Yankee) (Cost - $6,449,644)				6,447,398

TOTAL SHORT-TERM INVESTMENTS (Cost - $21,917,765)				21,919,274

TOTAL INVESTMENTS - 95.1% (Cost - $489,724,367#)				477,705,901
Other Assets in Excess of Liabilities - 4.9%				24,872,858

TOTAL NET ASSETS - 100.0%				$502,578,759

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The maturity principal is currently in default as of March 31, 2012.

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of March 31, 2012.

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Put	6/18/12	$99.25	65	$1,625

		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with Credit Suisse, Put	8/26/14	2.50%	131,592,000	311,537

TOTAL WRITTEN OPTIONS (Premiums received - $561,026)				$313,162

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$202,284,735	$0	*	$202,284,735
Asset-backed securities	—	44,867,478	—		44,867,478
Collateralized mortgage obligations	—	61,431,057	—		61,431,057
Mortgage-backed securities	—	22,365,665	—		22,365,665
Sovereign bonds	—	8,177,609	—		8,177,609
U.S. government & agency obligations	—	113,742,683	—		113,742,683
U.S. treasury inflation protected securities	—	2,911,713	—		2,911,713
Purchased options	$5,687	—	—		5,687

Total long-term investments	$5,687	$455,780,940	$0	*	$455,786,627

Short-term investments†	—	21,919,274	—		21,919,274

Total investments	$5,687	$477,700,214	$0	*	$477,705,901

Other financial instruments:
Futures contracts	$449,167	—	—		$449,167
Credit default swaps on corporate issues – buy protection‡	—	$14,626	—		14,626

Total other financial instruments	$449,167	$14,626	—		$463,793

Total	$454,854	$477,714,840	$0	*	$478,169,694

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$1,625	$311,537	—		$313,162
Futures contracts	258,324	—	—		258,324
Credit default swaps on corporate issues – buy protection‡	—	4,377	—		4,377

Total	$259,949	$315,914	—		$575,863

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of December 31, 2011	$0	*	$1,666,219	$1,666,219
Accrued premiums/discounts	—		—	—
Realized gain (loss) (1)	—		(1,955)	(1,955)
Change in unrealized appreciation (depreciation) (2)	—		(11,063)	(11,063)
Purchases	—		3,979	3,979
Sales	—		(23,268)	(23,268)
Transfers into Level 3	—		—	—
Transfers out of Level 3 (3)	—		(1,633,912)	(1,633,912)

Balance as of March 31, 2012	$0	*	—	$0 *

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012	—		—	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Schedule of Investments (unaudited) (continued)

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2012, the Fund did not hold any credit default swaps to sell protection.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes

Notes to Schedule of Investments (unaudited) (continued)

to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

As of March 31, 2012, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $317,539. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,719,946
Gross unrealized depreciation	(19,738,412)

Net unrealized depreciation	$(12,018,466)

At March 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. treasury 2-year notes	820	6/12	$180,658,915	$180,515,313	$(143,602)
Contracts to Sell:
90-day eurodollar	38	3/13	$9,398,226	$9,447,750	$(49,524)
90-day eurodollar	38	9/13	9,370,202	9,435,400	(65,198)
U.S. treasury 5-year notes	500	6/12	61,591,696	61,269,532	322,164
U.S. treasury 10-year notes	76	6/12	9,967,816	9,840,813	127,003

					334,445

Net unrealized gain on open futures contracts					$190,843

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Contracts/Notional Par	Premiums
Written options, outstanding as of December 31, 2011	131,592,138	$584,070
Options written	65	6,695
Options closed	(138)	(29,739)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2012	131,592,065	$561,026

At March 31, 2012, the Fund held TBA securities with a total cost of $430,937.

At March 31, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$300,000	3/20/15	5.000% quarterly	$(1,719)	$1,736	$(3,455)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	370,000	3/20/20	5.000% quarterly	14,626	7,763	6,863
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	200,000	3/20/13	5.000% quarterly	(2,658)	(426)	(2,232)

Total	$870,000			$10,249	$9,073	$1,176

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

‡	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Risk	$449,167	$(258,324)	$5,687	$(313,162)	—	$(116,632)
Credit Risk	—	—	—	—	$10,249	10,249

Total	$449,167	$(258,324)	$5,687	$(313,162)	$10,249	$(106,383)

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$24,536
Written options	281,173
Futures contracts (to buy)	201,924,579
Futures contracts (to sell)	92,816,945

Average Notional Balance
Credit default swap contracts (to buy protection)	$870,000

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2012